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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported)         August 6, 2002
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                            Cooper Industries, Ltd.
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             (Exact Name of Registrant as Specified in its Charter)



                                    Bermuda
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                 (State or Other Jurisdiction of Incorporation)


        1-31330                                          98-0355628
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(Commission File Number)                       (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                      77002
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(Address of Principal Executive Offices)                  (Zip Code)


                                  713/209-8400
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              (Registrant's Telephone Number, Including Area Code)



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          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.    Other Events.

On August 6, 2002, Cooper Industries, Ltd. (the "Company") issued the press release attached hereto as Exhibit 99.1 titled "Cooper Industries Board Elects New Director and Approves Expensing of Stock Options; Company's CEO and CFO Certify SEC Filings."

Item 7.    Financial Statements and Exhibits.

           Exhibits

            99.1 Company press release dated August 6, 2002 titled "Cooper Industries Board Elects New Director and Approves Expensing of Stock Options; Company's CEO and CFO Certify SEC Filings."

            99.2 Statement Under Oath of Principal Executive Officer dated August 6, 2002.

            99.3 Statement Under Oath of Principal Financial Officer dated August 6, 2002.

Item 9.    Regulation FD Disclosure.

On August 6, 2002, each of the Principal Executive Officer, H. John Riley, Jr., and Principal Financial Officer, D. Bradley McWilliams, of the Company submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.2 and 99.3).




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COOPER INDUSTRIES, LTD.
                                       (Registrant)



Date:    August 6, 2002                /s/ D. Bradley McWilliams
                                       ---------------------------------------
                                      D. Bradley McWilliams
                                      Senior Vice President and
                                      Chief Financial Officer








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                                  EXHIBIT INDEX


Exhibit No.

99.1 Company press release dated August, 2002 titled "Cooper Industries Board Elects New Director and Approves Expensing of Stock Options; Company's CEO and CFO Certify SEC Filings."

99.2      Statement Under Oath of Principal Executive Officer dated August 6,
          2002.

99.3      Statement Under Oath of Principal Financial Officer dated August 6,
          2002.